Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C.

SECTION 1350, AS ADOPTED PURSUANT TO SECTION

906 OF THE SARBANES-OXLEY ACT OF 2002

I, J. Dean Burden, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Atomic Guppy, Inc. on Form 10-KSB for the fiscal year ended October 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Atomic Guppy, Inc.

February 22, 2008

By: /s/ J. Dean Burden

J. Dean Burden,

J. Dean Burden, principal executive officer, and
principal accounting and financial officer

[A signed original of this written statement required by Section 906 has been provided to Atomic Guppy, Inc.. and will be retained by Atomic Guppy, Inc. and furnished to the United States Securities and Exchange Commission or its staff upon request.]